Prepayment, Deposits and Other Receivables	6 Months Ended
Dec. 31, 2025
Prepayment, deposits and other receivables [Abstract]
Prepayment, deposits and other receivables

Note 5 — Prepayment, deposits and other receivables

Prepayment, deposits and other receivables included the following:

	June 30, 2025	December 31, 2025
	HKD	HKD	US$
Prepayment	$874,014	$1,591,185	$204,436
Deposits	77,600	77,600	9,970
Other receivables	17,088	20,508	2,635
Total prepayment, deposits and other receivables	$968,702	$1,689,293	$217,041

Prepayment represented the advance payment to suppliers and vendors and for the legal and professional services in relation to the potential follow on offering and equity incentive plan. Deposits included deposits to utilities companies such as telecommunication and electricity companies and to landlord for the office. Other receivables represented the receivable of bank interest income.